Janus Aspen Series

Janus Henderson Overseas Portfolio

Supplement dated February 26, 2021

to Currently Effective Prospectuses

Effective on or about March 1, 2021, the prospectuses for Janus Henderson Overseas Portfolio (the “Portfolio”) are amended as follows:

1.	Under “Management” in the Portfolio Summary section of the Portfolio’s prospectuses, the following paragraph replaces the corresponding paragraph in its entirety:

Portfolio Managers: George P. Maris, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has managed or co-managed since January 2016. Julian McManus is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since January 2018.

2.	Under “Investment Personnel” in the Management of the Portfolios section of the Portfolio’s prospectuses, the following information replaces the corresponding information in its entirety:

Overseas Portfolio

Co-Portfolio Managers George P. Maris and Julian McManus are responsible for the day-to-day management of the Portfolio. Mr. Maris, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.

George P. Maris, CFA, is Co-Head of Equities – Americas of Janus Henderson Investors. Mr. Maris is Executive Vice President and Co-Portfolio Manager of Overseas Portfolio, which he has managed or co-managed since January 2016. He is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in March 2011. Mr. Maris holds a Bachelor of Arts degree in Economics from Swarthmore College, a Juris Doctor from the University of Illinois College of Law, and a Master of Business Administration degree from the University of Chicago Booth School of Business. Mr. Maris holds the Chartered Financial Analyst designation.

Julian McManus is Executive Vice President and Co-Portfolio Manager of Overseas Portfolio, which he has co-managed since January 2018. Mr. McManus is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined Janus Capital in December 2004. Mr. McManus holds a Bachelor of Arts degree in Japanese and Law from the University of London, where he graduated with honors.

Effective on or about March 1, 2021, all references to Garth Yettick are deleted from the Portfolio’s prospectuses.

Please retain this Supplement with your records.

Janus Aspen Series

Janus Henderson Overseas Portfolio

Supplement dated February 26, 2021

to Currently Effective Statements of Additional Information

Effective on or about March 1, 2021, all references to Garth Yettick are deleted from Janus Henderson Overseas Portfolio’s Statements of Additional Information.

Please retain this Supplement with your records.